Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
For financial reporting purposes, income before taxes from continuing operations includes the following components for the years ended December 31, 2023 and 2022:

	Year ended December 31
	2023	2022
Domestic	$(95,991)	$(62,647)
Foreign	(28,375)	(23,841)
Total	$(124,366)	$(86,488)
Provision for income taxes from continuing operations for the years ended December 31, 2023 and 2022 consisted of the following:

	Year ended December 31,
	2023	2022
Current:
Federal	$121,079	$143,148
State	22,825	43,756
Foreign	123	(304)
Total current	$144,027	$186,600

Deferred:
Federal	$(20,775)	$(8,016)
State	(9,057)	2,625
Foreign	394	(2,387)
Total deferred	$(29,438)	$(7,778)
The Company’s provision for income taxes differs from the result of applying the statutory tax rate to Loss before provision for income taxes, primarily due to state income taxes, penalties and interest on late tax payments, changes in valuation allowances and uncertain tax positions as well as non-deductible expenses, which largely consist of expenses subject to Section 280E disallowance.
A reconciliation of the statutory income tax rate on continuing operations to the Company’s effective income tax rate is as follows:

	Year ended December 31,
	2023		2022
Provision for income taxes computed using statutory tax rate	$(18,655)	15%	$(12,973)	15%
Effect of tax rates in foreign jurisdictions	(9,149)	7%	(7,473)	9%
Tax effect of:
State income taxes, net of federal income tax benefit	13,769	(11)%	46,337	(54)%
Share-based compensation	2,033	(2)%	(7,093)	8%
Non-deductible expenses	83,533	(67)%	78,465	(91)%
Increase in uncertain tax position	(12,185)	10%	11,157	(13)%
Increase in valuation allowance	36,042	(29)%	61,918	(72)%
Penalties and interest	19,134	(15)%	4,555	(4)%
Other	67	—%	3,929	(5)%
Provision for income taxes	$114,589	(92)%	$178,822	(207)%
The Company operates in the legal cannabis industry but is subject to Section 280E. Section 280E prohibits businesses engaged in the trafficking of controlled substances (within the meaning of Schedule I and II of the Controlled Substance Act) from deducting normal business expenses associated with the sale of cannabis, such as payroll and rent, from Gross profit (revenue less cost of goods sold). The application of Section 280E has a significant impact on the retail operations of cannabis and a lesser impact on cultivation and manufacturing operations. Section 280E was originally intended to penalize criminal market operators; however, since cannabis remains a Schedule I controlled substance for U.S. Federal purposes, the Internal Revenue Service (“IRS”) has applied Section 280E to state-legal cannabis businesses. The effective tax rate on a cannabis business depends on how large its ratio of non-deductible expenses is to its Gross profit. In addition, for states, within which the Company operates, that align their tax codes with Section 280E, the Company is also unable to deduct normal business expenses for state tax purposes. This results in permanent differences between ordinary and necessary business expenses that have been deemed non-allowable as well as a higher effective tax rate than in most industries. The non-deductible expenses shown in the above effective tax rate reconciliation are generated primarily by the impact of applying Section 280E to the Company’s cannabis operations. Other typical non-deductible expenses include lobbying fees.
The IRS has invoked Section 280E in tax audits against various state-legal cannabis businesses in the U.S. Although the IRS has issued a clarification allowing the deduction of certain expenses, the scope of this allowance is interpreted very narrowly, resulting in the non-deductibility of certain customary operating and general administrative costs. While there are currently several pending cases before various administrative and federal courts challenging the restrictions of Section 280E, there is no guarantee that these administrative and/or federal courts will issue an interpretation of Section 280E favorable to the cannabis industry.
The components of the Company’s deferred tax assets and liabilities associated with its continuing operations as of December 31, 2023 and 2022 were as follows:

	2023	2022
Deferred tax assets:
Net operating loss carryforward	$188,944	$161,360
163j Interest Carryovers	57,809	41,596
Stock compensation	10,808	12,906
Accrued and prepaid expenses	3,347	2,593
Other	52	111
Total deferred tax assets	$260,960	$218,566

Deferred tax liabilities:
Depreciation and amortization	$(300,073)	$(312,793)
Inventory	(1,056)	(1,112)
Total deferred tax liabilities	$(301,129)	$(313,905)

Valuation allowance	(256,599)	(212,071)

Net deferred tax liabilities	$(296,768)	$(307,410)
The measurement of deferred tax assets is reduced through a valuation allowance, if necessary, by the amount of any tax benefits that, based on available evidence, are more-likely-than-not expected to be unrealized. Accordingly, the need to establish valuation allowances for deferred tax assets is assessed at the end of each reporting period based on a more-likely-than-not realization threshold. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability and the duration of statutory carryforward periods. Beginning with the tax year ending December 31, 2022, the Company began filing consolidated federal and applicable state income tax returns for all entitles eligible for inclusion. As of December 31, 2023, the Company performed the assessment as to whether a valuation allowance was required on certain of its deferred tax assets for the consolidated group and separately for non-included entities. As a result of this assessment, the Company determined that it appropriate to establish a valuation allowance against the deferred tax assets generated by certain of its U.S. federal and U.S. state operations as well as its international operations in France, U.K. and Germany.
At December 31, 2023, the Company had federal and state tax loss carryforwards of $586.9 million, which expire between 2024 and 2043, and at December 31, 2022, the Company had federal and state tax loss carryforwards of $542.4 million, which began expiring in 2023 through 2042. At December 31, 2023 and 2022 the Company had foreign tax loss carryforwards of $1.5 million and $0.7 million, respectively, which expire in 2034. At December 31, 2023 and 2022, the Company had federal and state tax loss carryforward of $589.6 million and $517.7 million, respectively, which will never expire. At December 31, 2023 and 2022, the Company had foreign tax loss carryforwards of $97.5 million and $80.3 million, respectively, which will never expire.
The Company accounts for the undistributed earnings of the Group as a temporary difference, except for the undistributed earnings of its foreign subsidiaries that are deemed to be indefinitely reinvested in foreign jurisdictions. The Company considers the earnings and profits of its foreign subsidiaries to be indefinitely reinvested.
Under IRC 382, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change NOL carryforwards and other pre-change tax attributes to offset its post-change income may be limited. The Company has not completed a study to assess whether an “ownership change” has occurred or whether there have been multiple ownership changes since the Company became a “loss corporation,” as defined in Section 382. Future changes in the Company’s equity ownership, which may be outside of the Company’s control, may trigger an “ownership change.” In addition, future equity offerings or acquisitions that have equity as a component of the purchase price consideration could result in an “ownership change.” If an “ownership change” has occurred, or does occur in the future, the Company may be limited in its utilization of its NOL carryforwards and/or other tax attributes, which could potentially result in increased future tax liabilities for the Company.
The following table summarizes the activity within the Company’s unrecognized tax benefits from continuing operations for the year ended December 31, 2023 and 2022:

	As of December 31,
	2023	2022
Balance at beginning of the year	$70,888	$38,099
Additions based on tax positions related to the current year	8,313	7,386
Additions for tax positions of prior years	(896)	7
Additions based on acquisitions	(485)	30,122
Lapse of statute	(20,889)	(4,726)
Balance at the end of the year	$56,931	$70,888
The Company records tax benefits for all years subject to examination based upon management’s evaluation of the facts, circumstances and information available at the end of the reporting period. There is inherent uncertainty in quantifying income tax positions, especially considering the complex tax laws and regulations for the U.S. federal, U.S. state and foreign jurisdictions in which the Company operates. The Company’s Consolidated Financial Statements reflect tax benefits recognized by the Company on those tax positions where it is more-likely-than-not that a tax benefit will result upon ultimate settlement with a taxing authority in possession of all relevant information. The Company has not recognized any tax benefits associated with those income tax positions where it is not more-likely-than-not that a tax benefit will result in its Consolidated Financial Statements.
As of December 31, 2023 and 2022, the Company recorded $0.5 million and nil, respectively, of unrecognized tax benefits in short-term liabilities and $56.4 million and $70.9 million, respectively, of unrecognized tax benefits in other long-term liabilities. As of December 31, 2023 and 2022, $21.0 million and $25.4 million, respectively, of these unrecognized tax benefits were recorded as a result of acquisitions and are subject to indemnifications. Since the Company has collateral and/or other deferred consideration sufficient to cover any potential resulting indemnification liability; therefore, the Company has recognized a non-current tax receivable within Income tax receivable on its Consolidated Balance Sheets. The Company expects there is a reasonable possibility that unrecognized tax benefits in the range of $10.9 million to $21.3 million will change within 12 months due to lapses of statutes and possible settlements with tax authorities. As of December 31, 2023 and 2022, included in the balances of unrecognized tax benefits, is $35.9 million and $45.5 million, respectively, of unrecognized tax benefits that if recognized, would impact the Company’s effective tax rate.
The Company recognizes interest and penalties, if any, related to unrecognized tax positions in the provision for income taxes or in long-term tax receivable if associated with the acquisitions mentioned above. As of December 31, 2023 and 2022, the Company accrued interest and penalties of $(1.6) million and $2.2 million, respectively, for its uncertain tax positions as a component of income tax expense. As of December 31, 2023, the Company also had accrued interest and penalties of $13.1 million, for its uncertain tax positions as a component of short-term tax liabilities and long-term tax receivable, respectively.
The Company files its income tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal, state and foreign taxing authorities, where applicable. As of December 31, 2023, the Company is currently under examination by the IRS for tax years 2016, 2017 and 2018. As of December 31, 2023, Curaleaf Northshore, Inc. (formerly known as Alternative Therapies Group, Inc.), a subsidiary of Curaleaf, Inc., has effectively settled its examination by the IRS for the 2018 tax year. In the above referenced IRS examination for the tax years 2016, 2017 and 2018, the IRS proposed adjustments relating to the Company’s treatment of certain expenses under Section 280E; however, the Company is defending its tax reporting before the IRS, and the outcome of this audit remains unclear. The Company also intends to litigate any further such challenges out of the belief that all of its other tax positions can be sustained under an examination by the IRS. The ultimate resolution of tax matters could have a material effect on the Company’s consolidated financial statements in future reporting periods. As the IRS interpretations on Section 280E continue to evolve, the impact of any such challenges cannot be reliably estimated. As of December 31, 2023, the Company’s tax years from 2016 through 2018 remain open due to the ongoing tax audit mentioned above; tax year 2019 is closed due to the lapse of the applicable statute of limitations and tax years 2020 through 2023 remain open.